AAAMCO Ultrashort Financing Fund – Class Y Shares – REPYX

AAAMCO Ultrashort Financing Fund – Class I Shares – REPOX

A Series of Asset Management Fund

Supplement dated June 24, 2020

to the Prospectus dated October 28, 2019, as amended

The “Share Ownership Concentration Risk” on page 18 of Prospectus is deleted in its entirety and replaced with the following:

Share Ownership Concentration Risk. To the extent that a significant portion of the Ultrashort Financing Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that large redemptions by these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell or exit investments at inopportune times). Further, large redemptions may result in increased transaction costs, increased Fund expense ratios, and adverse effects to the Fund’s net asset value, liquidity and performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Conversely, to the extent the Fund experiences large purchases by investors or shareholders, such purchases could cause the Fund to maintain larger-than-expected cash positions pending acquisition of investments, which could negatively impact Fund performance.

Additionally, in addition to Sean Kelleher, Maggie Bautista and Yung Lim, John Williams will serve as a portfolio manager, responsible for the day-to-day investment decisions, to the Ultrashort Financing Fund.

Accordingly, the Fund’s prospectus is supplemented as set forth below:

The third paragraph under “Management” on page 20 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio managers responsible for the management of the Fund are Sean Kelleher, President, Chief Investment Strategist (Fixed Income) and Senior Portfolio Manager of the Adviser, Maggie Bautista, Assistant Vice President and Portfolio Manager of the Adviser, John Williams, Senior Portfolio Manager of the Adviser, and Yung Lim, Managing Partner and Portfolio Manager of the Sub-Adviser. Mr. Kelleher, Ms. Bautista and Mr. Lim have served as the Fund’s portfolio managers since the Fund’s inception in 2017. Mr. Williams has served as the Fund’s portfolio manager since May 2020.

The first paragraph under “Ultrashort Financing Fund” on page 28 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio managers responsible for the management of the Ultrashort Financing Fund are Sean Kelleher, Maggie Bautista, John Williams and Yung Lim.

The following is added as a new paragraph 4 under “Ultrashort Financing Fund” on page 28 of the prospectus:

Mr. Williams, Senior Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team in 2020. He currently manages the Adviser’s Cash Management Services offering, working closely with clients to implement yield enhancement strategies for their cash and securities collateral portfolios. From 2012 to 2019, Mr. Williams worked as a Senior Vice President with HSBC’s Futures Commission Merchant . He established and led the unit’s portfolio management/treasury program, actively investing client cash balances in short duration fixed income securities and repurchase transactions. Prior to this, Mr. Williams joined the Salomon Brothers/Citigroup Repo Finance Desk in 1996 and during the subsequent 16 years his roles included new product design, launch and management of the firm’s portfolio-based margining program, and leading the risk function for the Global Prime Finance division. He began his career with Chase Asset Management’s fixed income team. Mr. Williams earned his Bachelor of Science degree in Finance from Lehigh University.

Additionally, the “Net Asset Value - What Shares Cost” section on pages 29 and 30 is deleted in its entire and replaced with the following:

Shares of the Funds are bought and sold at their net asset value next determined after the purchase or redemption order is received in good order. There is no sales charge imposed by the Funds. For the Large Cap Equity Fund, the net asset value is determined each Business Day at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p .m, Eastern Time). As used in this Prospectus, for the Large Cap Equity Fund, the term “Business Day” means any day on which The Northern Trust Company and the New York Stock Exchange are both open for business. The Large Cap Equity Fund does not price its shares on days when the New York Stock Exchange is closed for trading. For the Ultrashort Financing Fund, the net asset value is determined each Business Day as of the close of the regular trading session of the U .S Bond Market (normally 4:00 p .m. ET). As used in this Prospectus, for the Ultrashort Financing Fund, the term “Business Day” means any day on which The Northern Trust Company and the U .S . Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business. The Ultra- short Financing Fund does not price its shares on days when the U .S. Bond Market is closed for trading.

The Funds’ net asset values per share may fluctuate daily. For each Fund, net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. For Large Cap Equity Fund, the net asset value per share is rounded to the nearest whole cent ($0.01). For the Ultrashort Financing Fund, the net asset value per share is rounded to the nearest one hundredth of one cent ($0.0001). For equity securities, the Funds use market prices in valuing securities, but may use fair value estimates if reliable market prices are unavailable. For fixed income securities, the Funds’ assets are generally valued at prices obtained from one or more independent pricing services or, for certain circumstances, the Board of Trustees has approved the use of a fixed income fair value pricing methodology implemented by the Pricing Committee. Repurchase agreements and other short-term instruments maturing within sixty days are valued at amortized cost. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road, Suite 210

Gahanna, Ohio 43230

AAAMCO Ultrashort Financing Fund – Class Y Shares – REPYX

AAAMCO Ultrashort Financing Fund – Class I Shares – REPOX

A Series of Asset Management Fund

Supplement dated June 24, 2020

to the Statement of Additional Information dated October 28, 2019, as amended

In addition to Sean Kelleher, Maggie Bautista and Yung Lim, John Williams will serve as a portfolio manager, responsible for the day-to-day investment decisions, to the Ultrashort Financing Fund.

Accordingly, the Fund’s statement of additional information is supplemented as set forth below:

The “Portfolio Managers” and the “Portfolio Manager Compensation” sections on pages 22 and 23, respectively, of the statement of additional information are deleted in their entirety and replaced with the following:

The portfolio managers of the Investment Adviser manage the Ultrashort Financing Fund as a team. The portfolio manager responsible for the day-to-day management of the Large Cap Equity Fund is Anupam Ghose. The portfolio managers responsible for the day-to-day management of the Ultrashort Financing Fund are Sean Kelleher, Maggie Bautista, John Williams and Yung Lim. The table below shows other accounts for which the portfolio managers of the Funds are responsible for the day-to-day portfolio management as of June 30, 2019.*

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Sean Kelleher	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	$0	0
	Other advisory accounts:	3	$147,497,530.37	0

Maggie Bautista	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	$0	0
	Other advisory accounts:	3	$147,497,530.37	0

Anupam Ghose*	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	3	$131,000,000.00	0
	Other advisory accounts:	0	$0	0

John Williams*	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	$0	0
	Other advisory accounts:	0	$0	0

Yung Lim	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	3	$13,820,285.97	3
	Other advisory accounts:	12	$6,408,975.93	0

*	Information for Anupam Ghose is as of February 28, 2020. Information for John Williams is as of June 22, 2020.

The other accounts for Mr. Ghose, listed above, are accounts he manages as an employee of S2. This may cause potential conflicts of interest for Mr. Ghose. The Investment Adviser and S2 believe that these potential conflicts are mitigated by the Large Cap Equity Fund’s investments primarily in large, liquid stocks, the use of investment models by Mr. Ghose in managing the Large Cap Equity Fund and other accounts and the Investment Adviser’s oversight of Mr. Ghose’s management of the Fund.

The other accounts for Mr. Lim listed above are accounts he manages as an employee of Treesdale. This may cause potential conflicts of interest for Mr. Lim. The Investment Adviser and Treesdale believe that these potential conflicts are mitigated by the Fund’s investments primarily in repurchase agreements and the Investment Adviser’s oversight of Mr. Lim’s management of the Fund.

The Investment Adviser does not believe that there are material conflicts of interest between any of the Funds’ investment strategies and the investment strategies of the other accounts managed by the portfolio managers. Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser, Sub-Advisers or managed by the portfolio managers. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser, Sub-Advisers or managed by the portfolio managers. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund. For the Large Cap Equity Fund, all trades for the Fund are executed by S2. For the Ultrashort Financing Fund, all trades are executed by the Investment Adviser independently of any trades in other accounts managed by Mr. Lim. The Sub-Advisers have established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Advisers manage are fairly and equitably allocated.

Portfolio Manager Compensation

The Investment Adviser compensates the portfolio managers (except for Mr. Lim and Mr. Ghose) for their management of the Funds. The portfolio managers of the Investment Adviser are compensated through a variety of components and their compensation may vary from year to year based on a number of factors. They may receive all or some combination of salary and annual discretionary bonus and are eligible to participate in the Investment Adviser’s benefit plans. With respect to the Large Cap Equity Fund, Mr. Ghose is compensated by S2 and does not receive any compensation directly from the Fund or the Investment Adviser. Mr. Ghose is compensated in the form of a salary. With respect to the Ultrashort Financing Fund, Mr. Lim is compensated by Treesdale and does not receive any compensation directly from the Fund or the Investment Adviser. Mr. Lim is compensated in the form of net revenue sharing based on the sub-advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of Treesdale’s clients, including the Fund and its investors. Mr. Lim’s overall compensation is tied to the profitability of Treesdale.

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of June 30, 2019*:

Portfolio Manager	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Sean Kelleher	$100,001 - $500,000	$100,001 - $500,000
Maggie Bautista	$0	$1 - 49,999
Anupam Ghose*	$0	$0
John Williams*	$0	$0
Yung Lim	$100,001 - $500,000	$0

*	Information for Anupam Ghose is as of February 28, 2020. Information for Mr. Williams is as of June 22, 2020.

Additionally, the “Determination of Net Asset Value” section on pages 26 and 27 is deleted in its entirety and replaced with the following:

For each Fund, net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. For Large Cap Equity Fund, the net asset value per share is rounded to the nearest whole cent ($0.01). For the Ultrashort Financing Fund, the net asset value per share is rounded to the nearest one hundredth of one cent ($0.0001). For purposes of determining the net asset value per share of the Large Cap Equity Fund uses market prices in valuing portfolio securities but may use fair value estimates if reliable market prices are unavailable. For purposes of determining the net asset value per share of the Ultrashort Financing Fund, repurchase agreements and short-term instruments maturing within 60 days of the valuation date are valued based upon their amortized cost. Other investments are generally valued at prices obtained from one or more independent pricing services or, for certain circumstances, the Board of Trustees has approved the use of a fixed income fair value pricing methodology implemented by the Pricing Committee. For both Funds, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

This Supplement and the Prospectus and Statement of Additional Information SHOULD be retained for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road

Suite 210

Gahanna, Ohio 43230